Preferred and Common Shares and Additional Paid-in Capital	6 Months Ended
Jun. 30, 2017
Preferred and Common Shares and Additional Paid-in Capital [Abstract]
Preferred and Common Shares and Additional Paid-in Capital:
9.      Preferred and Common Shares and Additional Paid-in Capital:
Details of the Company's Preferred and Common Shares are discussed in Note 9 of the Company's consolidated financial statements for the year ended December 31, 2016, included in the 2016 Annual Report.
Equity offerings: On February 2, 2017, the Company completed a private placement of 6,310,272 common shares, at a price of $8.154 per share (the “February 2017 Private Placement”), raised for general corporate purposes. The aggregate proceeds to the Company, net of private placement agent's fees and expenses, were approximately $50,554. One of the Company's significant shareholders, Oaktree and its affiliates, purchased a total of 3,244,292 of the common shares in the February 2017 Private Placement.